ReliaStar Life Insurance Company

and its Separate Account N

Supplement dated March 29, 2006, to your current variable annuity Contract Prospectus and Statement of Additional Information

This supplement updates certain information contained in your current variable annuity Contract Prospectus and Statement of Additional Information (SAI). Please read it carefully and keep it with your variable annuity Contract Prospectus and SAI for future reference.

NOTICE REGARDING FUND SUBSTITUTIONS

This supplement contains information relating to two fund substitutions that ReliaStar Life Insurance Company (the “Company”) intends to implement in connection with your variable annuity contract. Pursuant to regulatory approval, the first fund substitution is scheduled to occur on April 28, 2006. Details about the first substitution can be found below under the heading “April 28, 2006 Fund Substitutions.”

In addition, an application has been filed with the Securities and Exchange Commission concerning the second fund substitution. The Company will not implement this second fund substitution until all regulatory approvals have been secured. Information about the second fund substitution can be found below under the heading “Application for Fund Substitutions.”

APRIL 28, 2006 FUND SUBSTITUTIONS

Effective April 28, 2006, and pursuant to applicable regulatory approvals, the Company and its Separate Account N (the “Separate Account”) will replace certain funds in which the subaccounts of the Separate Account invest (the “Replaced Funds”) with certain other funds (the “Substitute Funds”) as follows:

Replaced Funds	Substitute Funds
Oppenheimer Aggressive Growth Fund/VA	ING FMRSM Diversified Mid Cap Portfolio -- Class I

Important Information about the Substitutions.

•

Effective April 28, 2006, the subaccount which invests in the Substitute Fund will be available through your variable annuity contract and all references in your Contract Prospectus and SAI to the name of the Replaced Fund will be replaced with the name of the corresponding Substitute Fund.

•	Effective April 28, 2006, the subaccount which invests in the Replaced Fund will no longer be available through your variable annuity contract.
•

Prior to the effective date of the substitution and for thirty days thereafter you may transfer amounts allocated to the subaccount which invests in the Replaced Fund to any other subaccount or any available fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

•

On the effective date of the substitution, existing investments and ongoing allocations to the subaccount which invests in the Replaced Fund will be automatically reallocated to the subaccount which invests in the corresponding Substitute Fund. Thereafter, all future allocations directed to the subaccount which invested in the Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

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•

The investment objective and policies of the Substitute Fund are the same as, similar to or consistent with the investment objective and policies of the corresponding Replaced Fund. The investment objective of the Substitute Fund is more fully described in the Substitute Fund's prospectus.

•

The total expenses of the Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The total expenses of the Substitute Fund are more fully described in the Substitute Fund's prospectus.

•

A prospectus for the Substitute Fund has previously been sent to your or accompanies this supplement. Read these materials carefully before deciding what to do with amounts allocated to the subaccount which invests in the Replaced Fund. Should you need additional prospectuses, please call the number listed in your Contract Prospectus under "Questions: Contacting the Company."

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APPLICATION FOR FUND SUBSTITUTIONS

The Company and the Separate Account have filed an application with the Securities and Exchange Commission to permit certain funds in which the subaccounts of the Separate Account invest (the "Replaced Funds") to be replaced with certain other funds (the "Substitute Funds").

Reasons for the Substitution. The principal purposes of the substitutions are as follows:

•

Implement Business Plan. The substitutions are part of an overall business plan to provide a more streamlined, standardized, simplified and consolidated current array of funds available through the Company's products.

•

Reduced Costs and Greater Influence. Including too many different funds with different investment advisers within the Company's products makes those products more costly to administer. The Company believes that making available affiliated funds, generally managed by third party asset managers, will lead to increased efficiencies, greater influence over the administrative aspects of the funds and reduced costs.

•

Due Diligence. The substitutions will allow the Company to respond to concerns identified in its due diligence review of the funds available through the products, including concerns related to changes in fund managers, performance, customer service, operational support, regulatory investigations, legal proceedings and claims.

The following funds are involved in the substitutions:

Replaced Funds	Substitute Funds
Lord Abbett Series Fund – Growth and Income Portfolio (Class VC)	ING Lord Abbett Affiliated Portfolio -- Class I
Pioneer Equity Income VCT Portfolio (Class I)	ING Pioneer Equity Income Portfolio -- Initial Class
Pioneer High Yield VCT Portfolio (Class I)	ING Pioneer High Yield Portfolio -- Initial Class

Important Information about the Proposed Substitutions.

•

Prior to the effective date of the substitutions you will receive another supplement which will indicate the effective date of the substitutions, provide you with further details about each Substitute Fund and reiterate your rights related to the substitutions. You will also receive a prospectus for each of the Substitute Funds.

•

Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a subaccount which invests in a Replaced Fund to any other subaccount or any available fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

•

On the effective date of the substitutions all amounts you have allocated to a subaccount which invests in a Replaced Fund will automatically be reallocated to the corresponding Substitute Fund. Thereafter, all future allocations directed to a subaccount which invested in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

•

You will not incur any fees or charges or any tax liability because of the substitutions, and your account value immediately before the substitutions will equal your account value immediately after the substitutions.

•	The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund.
•	The investment objective and policies of each Substitute Fund are substantially the same as, similar to or consistent with the investment objective and policies of the corresponding Replaced Fund.

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